UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: May 31, 2013

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER

GROWTH & INCOME FUND, INC.

NYSE SYMBOL: BIF

SEMI-ANNUAL REPORT

MAY 31, 2013 *Unaudited*

1	Letter from the Advisers

6	Financial Data

7	Portfolio of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Statement of Cash Flows

16	Financial Highlights

19	Notes to Financial Statements

32	Additional Information

34	Summary of Dividend Reinvestment Plan

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2013 (Unaudited)

Dear Stockholders:

Before delving into a discussion about the strong absolute and relative performance of the Boulder Growth & Income Fund, Inc. (the “Fund”) over the six-month period ending May 31, 2013, I would like to take a few moments to reflect back on what has been a year of transition. The US trudged through a hotly contested presidential election cycle, Europe continued to manage through its sovereign debt issues, and economic indicators slowly turned positive. At the Fund level, the Fund’s leverage was re-financed into a new bank facility with a lower interest rate. It was even a year of transition at a personal level as I made the move to Colorado in February of last year and began my role as a Portfolio Manager with Boulder Investment Advisers, LLC. While this transition has kept me quite busy, it has been a smooth one thanks in large part to the high quality individuals I am fortunate to work alongside every day. After over a year on the job, I am proud of what we have accomplished in the past year and am excited about the actions we are currently taking to better serve the Fund’s stockholders in the future. I will discuss some of these actions in greater detail later in this letter, but for now let us proceed with the discussion of the Fund’s performance.

Over the six-month period ending May 31, 2013, the Fund generated a strong absolute return of 19.5% on net assets, resulting in a material outperformance relative to the Fund’s benchmarks. Over the same period, the S&P 500 generated a 16.4% return, the Dow Jones Industrial Average (DJIA) generated a 17.6% return and the NASDAQ Composite generated a 15.8% return. The Fund’s absolute and relative performance for the period was driven by a combination of favorable market conditions and solid execution upon our investment philosophy of buying good businesses at attractive valuations. We believe our commitment to this philosophy allowed us to identify and take advantage of multiple attractive investment opportunities over the past year, many of which proved to be key contributors to the Fund’s overall performance for the period. The chart below further illustrates the Fund’s strong performance over multiple historical periods.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since January 2002***
Boulder Growth & Income Fund (NAV)	8.3%	19.5%	39.4%	16.8%	7.4%	10.6%	7.9%
Boulder Growth & Income Fund (Market)	8.6%	20.8%	37.6%	13.9%	1.8%	9.5%	5.2%
S&P 500® Index	8.2%	16.4%	27.3%	16.8%	5.4%	7.6%	5.4%
Dow Jones Industrial Average	8.2%	17.6%	25.3%	17.3%	6.6%	8.2%	6.4%
NASDAQ Composite	9.7%	15.8%	24.2%	16.7%	7.7%	9.2%	6.3%

*	Annualized.
**	Annualized. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
***	Annualized since January 2002, when the current Advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite

Semi-Annual Report | May 31, 2013	1

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A key contributor to the Fund’s performance on an absolute and relative basis for the six-month period was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc. (Berkshire Hathaway), which generated total returns of 29.9% and 29.5% for the period, respectively. In addition to its strong performance for the period, the contribution from the combined Berkshire Hathaway position was amplified by its large weight in the Fund. At period end, the combined Berkshire Hathaway position accounted for approximately 30.1% of the total portfolio. While the aggregate position in Berkshire Hathaway accounts for a large portion of the total portfolio, we believe its diverse underlying holdings mitigate some of the risk of having such a concentrated position.

Another key contributor to the Fund’s performance on an absolute and relative basis was the Fund’s position in JP Morgan Chase & Company (JP Morgan). In May of 2012, JP Morgan’s share price fell sharply as the company disclosed large trading losses as part of the then-developing “London Whale” story. Upon researching the situation, we felt this was a negative for the company, but one it would be able to manage without materially damaging its business value over the long-run. More importantly, we believed the share price at the time represented an attractive discount to our estimate of the company’s underlying intrinsic value. As a result, we took the opportunity to build a sizable position in JP Morgan, which generated a 34.6% return over the period and grew to account for roughly 5.0% of the Fund’s total assets as of the period end. Despite the strong share price performance over the last several months, we believe the market continues to underappreciate the company and its stock.

An additional contributor to performance on an absolute and relative basis was the Fund’s position in Johnson & Johnson, which generated a total return of 22.6% for the period. Similar to Berkshire Hathaway, the contribution from the position was enhanced by its large weight in the portfolio as it accounted for approximately 6.1% of the total portfolio. While Johnson & Johnson has been a solid performer for the Fund over the last several months, we remain comfortable with the company for a variety of reasons including its strong financial position, the recovery of its consumer business and a solid product pipeline for its pharmaceutical business.

Cisco Systems, Inc. (Cisco) was another key contributor to performance on an absolute and relative basis. The Fund’s position in Cisco was initiated over the last year and has quickly become one of the Fund’s larger positions accounting for approximately 4.6% of total assets at period end. This large position size has been partially attributable to market appreciation as the position generated a 28.6% return during the period. While the Fund’s position in Cisco has performed well, we expect it to be a solid contributor to performance over the long-run as we believe its stock continues to trade at an attractive discount to our estimate of intrinsic value.

Wells Fargo & Company (Wells Fargo) was an additional contributor to performance on an absolute and relative basis for the period. The Fund’s position in Wells Fargo generated a 24.7% return for the period and accounted for roughly 4.1% of total assets.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was its position in Freeport-McMoRan Copper & Gold, Inc. (Freeport McMoRan). For the period, the Fund’s position in Freeport McMoRan generated a negative 17.3% return and accounted for

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2013 (Unaudited)

roughly 3.5% of total assets at period end. The poor performance during the period was driven by two primary factors. The first of these was a decline in copper prices during the period amid growing concerns of a potential near-term supply glut. The second factor was the market’s negative reception of the company’s plans to acquire two oil and gas companies: McMoRan Exploration Company (McMoRan) and Plains Exploration & Production Company (Plains).

In the case of the planned acquisitions, we believe the market simply underappreciates the large potential upside provided by the resource reserves being acquired by Freeport McMoRan. In regards to a potential near-term supply glut for copper, we tend to agree with the market. The data does suggest new supply growth will outpace demand growth in the near future potentially pushing the copper market into a period of oversupply. However, where the market sees risk, we see opportunity. The divergence in viewpoints is primarily due to a difference in investment holding periods. Due to the rise of high frequency trading, among other factors, a large portion of today’s market participants attempt to generate returns by speculating on the short-term movements in a stock. We focus on investing in good businesses for the long-run. By doing this, we strive to look through short-term issues to understand a business’s underlying fundamentals and long-term prospects. In Freeport McMoRan, we see a high quality asset base operated by one of the copper industry’s leading and lowest cost operators that has the ability to generate solid free cash flow even at lower copper prices. We anticipate that this free cash flow will go to support an attractive dividend and to quickly de-leverage the company’s balance sheet. While we expect supply and demand fundamentals will be weak in the near-term, we believe they will improve over the longer-run as demand gradually recovers and new supply growth remains limited past near-term capacity additions. In the end, we believe the share price for Freeport McMoRan materially discounts the company’s long-term prospects and added to the position during the period.

Another key detractor to performance on an absolute and relative basis was the Fund’s position in Linn Energy, LLC (Linn Energy). Linn Energy is an oil and natural gas company focused on the development of reserves in multiple regions of the United States. For the period, Linn Energy generated a negative 13.5% return and accounted for roughly 1.5% of the total portfolio at period end. Due to the weak recent performance of the position, we continue to monitor it closely.

Additional key detractors to performance on an absolute and relative basis were Cheung Kong Holdings Ltd. (Cheung Kong) and Midland Holdings Limited (Midland). The Fund’s position in Cheung Kong accounted for approximately 1.5% of total assets at period end and generated a negative 5.1% return during the period. Cheung Kong is a property development and holding company based in Hong Kong. Over the past year government authorities have introduced new policies aimed at cooling Hong Kong’s property markets, which we believe negatively impacted the company’s stock during the period. As Midland is primarily a real estate agency firm in Hong Kong, it was also negatively impacted by these policies, which reduced property transaction volumes and pressured transaction values. For the period, the Fund’s position in Midland generated a negative 4.3% return and accounted for 0.3% of total assets at period end. We continue to remain comfortable with Midland as the company is one of only two dominant players in Hong Kong, generates solid free cash flow and remains in our view attractively valued, especially after accounting for the company’s large cash position.

The Fund’s position in the American Depository Receipts (ADRs) of POSCO was an additional detractor to performance on an absolute and relative basis for the period. The Fund’s position in POSCO generated a negative 3.7% return for the period and accounted for roughly 0.2% of total assets.

Semi-Annual Report | May 31, 2013	3

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

In the end, the net result for the Fund was a strong absolute and relative performance for the six-month period ending May 31, 2013. While satisfied with the result, we firmly believe there is always room for improvement. As I mentioned earlier, we are in the process of implementing a variety of actions that we expect will allow us to better serve the Fund’s stockholders and hopefully reduce the Fund’s share price discount to net asset value per share. While many of these initiatives are still being analyzed and developed, it is too early for us to discuss them in detail at this time. However, we are progressing quickly on the initiatives announced in the last stockholder letter. The chief among these will be the launch of our new website in the next couple of months. After listening to stockholder feedback, we recognized the need to address the market’s perception of the Fund and the Advisers. We hope that the new website presentation will attend to this issue by providing current and potential stockholders an enhanced understanding of the Fund, the Advisers, and our investment philosophy. In addition, we remain focused on improving the quality of our stockholder communications. This includes the stockholder letter, which I hope has provided an increasing amount of insight into the Fund and how it is being managed. As part of this effort, I encourage stockholders to let us know if there are any topics you would like us to address in future letters.

As stated earlier, I am excited about the actions we are currently taking to better serve the Fund’s stockholders and look forward to their eventual rollout. In the meantime, I hope you have a safe and happy summer.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

July 8, 2013

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2013 (Unaudited)

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long-term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

Semi-Annual Report | May 31, 2013	5

Financial Data	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

		Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
11/30/12	$ 8.54	$ 6.53	$ 0.00

12/31/12	8.32	6.33	0.29 *

1/31/13	8.88	6.97	0.00

2/28/13	9.03	6.96	0.00

3/31/13	9.31	7.33	0.00

4/30/13	9.45	7.29	0.00

5/31/13	9.78	7.56	0.00

*	This distribution consisted of $0.14 per share net investment income and $0.15 per share net realized capital gains, all of which was classified as long term capital gains.

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON STOCK

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2013 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 107.2%
DOMESTIC COMMON STOCK 90.6%
Banks 4.5%
277,408	Wells Fargo & Co.(1)	$11,248,894

Construction Machinery 1.1%
30,700	Caterpillar, Inc.(1)	2,634,060

Diversified 33.2%
466	Berkshire Hathaway, Inc., Class A*(1)	79,825,800
25,000	Berkshire Hathaway, Inc., Class B*(1)	2,851,750

		82,677,550
Diversified Financial Services 6.7%
35,000	American Express Co.(1)	2,649,850
4,300	Franklin Resources, Inc.(1)	665,683
251,250	JPMorgan Chase & Co.(1)	13,715,738

		17,031,271
Environmental Control 0.4%
30,000	Republic Services, Inc.(1)	1,023,000

Healthcare Products & Services 6.8%
200,000	Johnson & Johnson(1)	16,836,000

Manufacturing 0.5%
12,000	3M Co.(1)	1,323,240

Mining 3.9%
312,350	Freeport-McMoRan Copper & Gold, Inc.(1)	9,698,468

Oil & Gas 3.6%
22,200	Chevron Corp.(1)	2,725,050
123,000	Linn Energy LLC(1)	4,046,700
32,500	Phillips 66(1)	2,163,525

		8,935,275
Pharmaceuticals 0.4%
20,000	Merck & Co., Inc.(1)	934,000

Pipelines 3.6%
150,200	Enterprise Products Partners L.P.(1)	8,920,378

Real Estate 0.5%
17,300	WP Carey & Co. LLC	1,171,902

Semi-Annual Report | May 31, 2013	7

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

Shares	Description	Value (Note 1)

Registered Investment Companies (RICs) 6.3%
770,270	Cohen & Steers Infrastructure Fund, Inc.	$15,259,049
18,726	RMR Real Estate Income Fund	397,927

		15,656,976
Retail 9.5%
109,700	Kohl’s Corp.(1)	5,639,677
240,000	Wal-Mart Stores, Inc.(1)	17,961,600

		23,601,277
Software & Services 3.1%
37,500	International Business Machines Corp.(1)	7,800,750

Technology, Hardware & Equipment 5.5%
520,100	Cisco Systems, Inc.(1)	12,524,008
23,000	Harris Corp.(1)	1,152,990

		13,676,998
Tobacco Products 1.0%
45,000	Altria Group, Inc.(1)	1,624,500
10,800	Philip Morris International, Inc.(1)	981,828

		2,606,328
TOTAL DOMESTIC COMMON STOCK (Cost $143,962,101)		225,776,367

FOREIGN COMMON STOCK 11.8%
Beverages 3.7%
120,000	Heineken Holding NV	7,117,679
31,663	Heineken NV	2,213,669

		9,331,348
Iron/Steel 0.3%
9,000	POSCO, ADR	635,850

Oil & Gas 0.9%
18,000	Total SA, Sponsored ADR	897,300
26,400	Transocean Ltd.(1)	1,326,072

		2,223,372
Pharmaceuticals 1.3%
14,500	Sanofi	1,555,012
30,000	Sanofi, ADR	1,592,700

		3,147,712
Real Estate 3.7%
283,900	Cheung Kong Holdings, Ltd.	4,015,693
104,500	Henderson Land Development Co., Ltd.	736,371
2,110,000	Midland Holdings, Ltd.	907,866
650,000	Wheelock & Co., Ltd.	3,642,465

		9,302,395

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2013 (Unaudited)

Shares	Description	Value (Note 1)

Real Estate Investment Trusts (REITs) 1.9%
5,028,490	Kiwi Income Property Trust	$4,795,966

TOTAL FOREIGN COMMON STOCK (Cost $20,437,213)		29,436,643

AUCTION PREFERRED SECURITIES 0.9%
100	Gabelli Dividend & Income Trust, Series B	2,143,547

TOTAL AUCTION PREFERRED SECURITIES (Cost $2,500,000)		2,143,547

LIMITED PARTNERSHIPS 3.9%
	Ithan Creek Partners L.P.*(2)(3)	9,808,611

TOTAL LIMITED PARTNERSHIPS (Cost $5,000,000)		9,808,611

TOTAL LONG TERM INVESTMENTS (Cost $171,899,314)		267,165,168

SHORT TERM INVESTMENTS 2.6%
MONEY MARKET FUNDS 2.6%
6,465,841	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	6,465,841

TOTAL MONEY MARKET FUNDS (Cost $6,465,841)		6,465,841

TOTAL SHORT TERM INVESTMENTS (Cost $6,465,841)		6,465,841

TOTAL INVESTMENTS 109.8% (Cost $178,365,155)		273,631,009

OTHER ASSETS AND LIABILITIES (9.8%)		(24,375,449)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%		$249,255,560

Semi-Annual Report | May 31, 2013	9

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of May 31, 2013. (See Note 13.)
*	Non-income producing security.
(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(3)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of May 31, 2013 was $9,808,611 or 3.9% of
Total Net Assets Available to Common Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:

ADR -	American Depositary Receipt.
LLC -	Limited Liability Company.
L.P. -	Limited Partnership.
Ltd. -	Limited.
NV -	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
SA -	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders

United States	98.0%
Netherlands	3.8%
Hong Kong	3.7%
New Zealand	1.9%
France	1.6%
Switzerland	0.5%
South Korea	0.3%
Other Assets and Liabilities	(9.8)%

See accompanying notes to financial statements.

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Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities
May 31, 2013 (Unaudited)

ASSETS:
Investments, at value (Cost $178,365,155) (Note 1)	$273,631,009
Segregated cash with brokers	144,041
Foreign currency, at value (Cost $166,827)	165,891
Dividends and interest receivable	797,735
Prepaid expenses and other assets	23,780

Total Assets	274,762,456

LIABILITIES:
Loan payable (Note 13)	25,042,860
Investment co-advisory fees payable (Note 2)	265,649
Administration and co-administration fees payable (Note 2)	51,342
Audit fees payable	36,859
Directors’ fees and expenses payable (Note 2)	29,705
Legal fees payable	22,950
Printing fees payable	19,509
Rating agency fees payable	15,096
Custody fees payable	12,058
Interest due on loan payable (Note 13)	1,085
Accrued expenses and other payables	9,783

Total Liabilities	25,506,896

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$249,255,560

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,224,059
Undistributed net investment income	782,700
Accumulated net realized gain on investments sold and foreign currency related transactions	3,733,544
Net unrealized appreciation on investments and foreign currency translation	95,260,301

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$249,255,560

Net Asset Value, $249,255,560/25,495,585 common stock outstanding	$9.78

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2013	11

Statement of Operations	Boulder Growth & Income Fund, Inc.
For the Six Months Ended May 31, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $59,754)	$3,053,701
Interest and other income	403

Total Investment Income	3,054,104

EXPENSES:
Investment co-advisory fees (Note 2)	1,597,974
Administration and co-administration fees (Note 2)	277,378
Directors’ fees and expenses (Note 2)	55,448
Legal fees	51,656
Interest on loan	24,819
Audit fees	23,084
Insurance expense	21,282
Transfer agency fees	16,568
Custody fees	16,070
Printing fees	15,202
Preferred stock broker commissions and auction agent fees	5,223
Other	34,935

Total Expenses	2,139,639
Less fees waived by investment advisers	(127,821)

Net Expenses	2,011,818

Net Investment Income	1,042,286

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:	4,994,754
Investment securities	5,007,340
Foreign currency related transactions	(12,585)

4,994,755

Net change in unrealized appreciation/(depreciation) on:
Investment securities	33,222,279
Foreign currency related translation	(21,397)

33,200,882

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	38,195,637

PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(219,212)

Total Preferred Stock Transactions	(219,212)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$39,018,711

See accompanying notes to financial statements.

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Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2013 (Unaudited)	For the Year Ended November 30, 2012

OPERATIONS:
Net investment income	$1,042,286	$2,643,409
Net realized gain on investment securities and foreign currency related transactions	4,994,755	4,312,251
Net change in unrealized appreciation on investment securities and foreign currency translations	33,200,882	25,896,126

	39,237,923	32,851,786

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(219,212)	(181,984)
Distributions from long-term capital gain	–	(269,475)

Total Preferred Stock Transactions	(219,212)	(451,459)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	39,018,711	32,400,327

DISTRIBUTIONS: COMMON STOCK (NOTE 9):
From net investment income	(3,569,382)	(254,956)
From net realized capital gains	(3,824,338)	(2,549,559)

Total Distributions: Common Stock	(7,393,720)	(2,804,515)

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	(25,000,000)	–
NET ASSETS:
Beginning of year	242,630,569	213,034,757

End of year (including undistributed net investment income of $782,700 and $3,529,008, respectively)	249,255,560	242,630,569

Taxable Auction Market Preferred Stock, Par Value	–	(25,000,000)

Net Assets Applicable to Common Stockholders	$249,255,560	$217,630,569

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2013	13

Statement of Cash Flows	Boulder Growth & Income Fund, Inc.
For the Six Months Ended May 31, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and gains on Auction Preferred Shares redemption	$39,237,923
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(16,560,124)
Proceeds from disposition of investment securities	17,788,100
Net proceeds from disposition of short-term investment securities	2,963,933
Net realized gain from investment securities	(5,007,340)
Net realized loss n foreign currency related transactions	12,585
Net change in unrealized appreciation on investment securities	(33,222,279)
Net change in unrealized depreciation on foreign currency related transactions	21,397
Increase in dividends and interest receivable	(314,038)
Decrease in prepaid expenses and other assets	4,084
Increase in interest due on loan payable	1,085
Increase in co-advisory fees payable	40,013
Decrease in audit fees payable	(5,456)
Increase in legal fees payable	4,037
Increase in administration and co-administration fees payable	7,850
Increase in printing fees payable	6,785
Increase in payable for directors’ fees and expenses payable	29,130
Increase in rating agency fees payable	1
Decrease in custody fees payable	(4,536)
Increase in accrued expenses and other payables	1,315

Net Cash Provided by Operating Activities	5,004,465

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan	25,042,860
Cash distributions paid on Common Stock	(7,393,720)
Cash distributions paid on Auction Preferred Shares	(257,560)
Retirement of Auction Preferred Shares	(25,000,000)

Net Cash Used in Financing Activities	(7,608,420)

Effect of exchange rates on cash	(33,905)

Net decrease in cash	(2,637,860)
Cash and foreign currency, beginning balance	2,947,792

Cash and foreign currency, ending balance	$309,932

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest on loan net of rebate during the period was $23,734.

See accompanying notes to financial statements.

14	www.boulderfunds.net

Page Intentionally Left Blank

Financial Highlights	Boulder Growth & Income Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from tax return of capital
Distributions from long-term capital gains

Total Preferred Stock Transactions

Net Increase/(Decrease) from Operations Applicable to Common Stock

DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital

Total Distributions Paid to Common Stockholders

Net Increase/(Decrease) in Net Asset Value

Common Share Net Asset Value - End of Year

Common Share Market Value - End of Year

Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000’s)
Number of Common Shares Outstanding, End of Period (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including AMPS(d)*

Borrowings at End of Period
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

16	www.boulderfunds.net

Boulder Growth & Income Fund	Financial Highlights

For the Six Months Ended May 31, 2013 (Unaudited)		For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010		For the Year Ended November 30, 2009		For the Year Ended November 30, 2008

$8.54		$7.38		$7.46		$6.68		$5.90		$8.92

0.04		0.10		0.05		0.04		(0.02)		0.07
1.50		1.19		(0.02)		0.76		0.82		(1.77)

1.54		1.29		0.03		0.80		0.80		(1.70)

(0.01)		(0.01)		(0.00)	(b)	(0.01)		(0.01)		(0.00)	(b)
–		–		–		–		(0.01)		(0.05)
–		(0.01)		(0.01)		(0.01)		–		–

(0.01)		(0.02)		(0.01)		(0.02)		(0.02)		(0.05)

1.53		1.27		0.02		0.78		0.78		(1.75)

(0.14)		(0.01)		(0.01)		–		–		–
(0.15)		(0.10)		(0.09)		–		–		–
–		–		–		–		–		(1.27)

(0.29)		(0.11)		(0.10)		–		–		(1.27)

1.24		1.16		(0.08)		0.78		0.78		(3.02)

$9.78		$8.54		$7.38		$7.46		$6.68		$5.90

$7.56		$6.53		$5.89		$6.20		$5.63		$4.35

19.5%		17.9%	(e)	0.5%		11.7%		13.2%		(21.8)%
20.8%		12.9%		(3.5)%		10.1%		29.4%		(43.9)%

1.74%	(f)	3.17%		N/	A	N/	A	N/	A	2.11%
1.85%	(f)	3.28%		2.40%		2.19%		2.08%		2.12%
0.71%	(f)	1.22%		N/	A	N/	A	N/	A	N/	A
0.60%	(f)	1.11%		0.54%		0.44%		(0.39)%		0.18%

7%		20%		6%		5%		22%		24%
$249,256		$217,631		$188,035		$190,293		$170,321		$150,336
25,496		25,496		25,496		25,496		25,496		25,496

N/	A	2.83%		2.12%		1.93%		1.79%		1.80%

$25,04	3	N/	A	N/	A	N/	A	N/	A	N/	A
$10,95	3	N/	A	N/	A	N/	A	N/	A	N/	A

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2013	17

Financial Highlights	Boulder Growth & Income Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Expense ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Limited Partnerships on the Portfolio of Investments). The income ratio includes income earned on assets attributable to AMPS outstanding.

(e)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such payment, the total return would have been decreased by 0.60%.
(f)	Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)(2)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(3)	Involuntary Liquidating Preference Per Share(4)
11/30/12	$25,000	1.00	$242,669	$25,000
11/30/11	25,000	1.00	213,059	25,000
11/30/10	25,000	1.00	215,316	25,000
11/30/09	25,000	1.00	195,343	25,000
11/30/08	25,000	1.00	175,375	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	The AMPS issued by the Fund were fully redeemed at par value on April 23, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.
(4)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such

Semi-Annual Report | May 31, 2013	19

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stock	$225,776,367	$–	$–	$225,776,367
Foreign Common Stock	29,436,643	–	–	29,436,643
Auction Preferred Securities	–	2,143,547	–	2,143,547
Limited Partnerships	–	–	9,808,611	9,808,611
Short Term Investments	6,465,841	–	–	6,465,841

TOTAL	$261,678,851	$2,143,547	$9,808,611	$273,631,009

*	For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the six months ended May 31, 2013, there were no transfers between Level 1 and 2 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Boulder Growth & Income Fund	Limited Partnerships	Total

Balance as of November 30, 2012	$8,353,236	$8,353,236
Change in Unrealized Appreciation	1,455,375	1,455,375

Balance as of May 31, 2013	$9,808,611	$9,808,611

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2013	$1,455,375	$1,455,375

Recent Accounting Pronouncements: In December 2011, the FASB issued ASU No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend

Semi-Annual Report | May 31, 2013	21

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 2. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as co-investment advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. Effective December 1, 2012, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at an annual rate of 1.15% of Net Assets.

For the fiscal six months ended May 31, 2013, the Fund made net cash payments for advisory fees to BIA and SIA in the amounts of $367,885 and $1,103,656, respectively.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration,

Semi-Annual Report | May 31, 2013	23

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the six months ended May 31, 2013, there was no fee waiver for that period. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting, and $500 for each telephonic meeting of the Board. The chairman of the audit committee receives an additional $1,000 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, served as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent until the redemption of the shares on April 23, 2013 .

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six months ended May 31, 2013 were $16,560,124 and $17,788,100, respectively.

NOTE 4. CAPITAL

At May 31, 2013, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 25,495,585 were outstanding.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

Transaction in common stock were as follows:

	For the Six Months Ended May 31, 2013	For the Year Ended November 30, 2012
Common Stock outstanding - beginning of period	25,495,585	25,495,585

Common Stock outstanding - end of period	25,495,585	25,495,585

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Taxable Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and had no mandatory retirement date.

In March 2013 the Fund announced its intent to redeem all outstanding shares of its AMPS. Proper notice was sent to AMPS holders on or before April 23, 2013, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 13- Line of Credit, for further information on the borrowing facility used by the Fund during the six months ended, and as of, May 31, 2013.

An auction of the AMPS was generally held every 28 days. Existing stockholders could submit an order to hold, bid or sell shares on each auction date. AMPS stockholders could also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As a result of the failed auctions, the Fund paid dividends at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS), which prior to July 12, 2012, was set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points. On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s AMPS, announced that it had downgraded the AMPS from Aaa to A1. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s AMPS continued to have a credit rating in the highest rating category from Fitch Ratings. As a result of the downgrade by Moody’s of the Fund’s AMPS, the maximum rate was set at the greater of 2.00% of 30-day LIBOR, or 30-day LIBOR plus 200 basis points.

For the period, December 1, 2012 to the redemption date of April 23, 2013, distribution rates ranged from 2.20% to 2.21%. The Fund declared distributions to preferred stockholders for the period from December 1, 2012 to April 23, 2013 of $219,212.

The Fund was subject to certain limitations and restrictions while AMPS were outstanding. Failure to comply with these limitations and restrictions could have precluded the Fund from declaring

Semi-Annual Report | May 31, 2013	25

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund was required under the Fund’s Articles Supplementary and the 1940 Act to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS were entitled to one vote per share and would vote with holders of Common Stock as a single class, except that the AMPS would vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, were entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund failed to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund paid, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until redemption of the AMPS. These fees were paid for failed auctions as well.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2013 the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2013, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,638,905 shares of Common Stock of the Fund, representing approximately 33.88% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or through private transactions; at the option of the Board and upon such terms as the Board shall determine.

For the six months ended May 31, 2013 the Fund did not repurchase any of its own Common Stock. For the six months ended May 31, 2013 the Fund purchased and retired all of the 1,000 shares of AMPS at par value.

Semi-Annual Report | May 31, 2013	27

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2013.

The tax character of distributions paid during the year ended November 30, 2012 were as follows:

For the Year Ended November 30, 2012
Distributions paid from:
Ordinary Income	$946,852
Long-Term Capital Gains	2,309,122
$3,255,974

On May 31, 2013, based on cost of $179,365,155 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $98,017,679, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,155,454, resulting in net unrealized appreciation of $93,862,255.

NOTE 10. RESTRICTED SECURITIES

As of May 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of May 31, 2013 were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2013	Market Value as Percentage of Net Assets Available to Common Stock May 31, 2013
Ithan Creek Partners, LP	06/02/08	$5,000,000	$9,808,611	3.9%

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of May 31, 2013, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of May 31, 2013, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of May 31, 2013.

Description	% of Net Assets as of 5/31/13	Value as of 5/31/13	Net Unrealized Gain/(Loss) as of 5/31/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	3.9%	$9,808,611	$4,808,611	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	3.9%	$9,808,611	$4,808,611

The Fund did not have any outstanding unfunded commitments as of May 31, 2013.

NOTE 12. OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

NOTE 13. LINE OF CREDIT

On March 1,2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s

Semi-Annual Report | May 31, 2013	29

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period ended May 31, 2013, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $25,042,860 and 0.997%, respectively. As of May 31, 2013, the amount of such outstanding borrowings is $25,042,860. The interest rate applicable to the borrowings on May 31, 2013 was 0.994%. As of May 31, 2013, the amount of pledged collateral was $127,525,888.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of May 31, 2013, the value of securities on loan was $13,022,571.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended May 31, 2013.

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the Preferred Shares were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2013 (Unaudited)

Operations. This change in presentation, based on accounting principles generally accepted in the U.S., has caused the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase for the periods ended May 31, 2013. This change in presentation is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the Preferred Shares, now redeemed).

Semi-Annual Report | May 31, 2013	31

Additional Information	Boulder Growth & Income Fund, Inc.
May 31, 2013 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
May 31, 2013 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2011:

Qualified Dividend Income: 100%

Dividend Received Deduction: 100%

In early 2012, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $2,309,122 as long-term capital gain dividends.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On June 21, 2013, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors

Election of Richard I. Barr as Director of the Fund (common stockholders vote)

	# of Votes Cast	% of Votes Cast
For	21,211,348	93.56%
Withhold	1,459,580	6.44%
TOTAL	22,670,928	100.00%

Election of John S. Horejsi as Director of the Fund (common stockholders vote)

	# of Votes Cast	% of Votes Cast
For	21,146,933	93.28%
Withhold	1,523,995	6.72%
TOTAL	22,670,928	100.00%

Election of Dean L. Jacobson as Director of the Fund (common stockholders vote)

	# of Votes Cast	% of Votes Cast
For	21,240,000	93.69%
Withhold	1,430,928	6.31%
TOTAL	22,670,928	100.00%

Semi-Annual Report | May 31, 2013	33

Summary of Dividend Reinvestment Plan	Boulder Growth & Income Fund
May 31, 2013 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes

Semi-Annual Report | May 31, 2013	35

Notes	Boulder Growth & Income Fund, Inc.

36	www.boulderfunds.net

Directors	Richard I. Barr John S. Horejsi Dr. Dean L. Jacobson Joel W. Looney Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Stock Transfer Agent	Computershare 480 Washington Blvd. Jersey City, NJ 07310

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date: August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date: August 8, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date: August 8, 2013